Exhibit 99.1

FOR IMMEDIATE RELEASE:	October 23, 2014

SIMMONS FIRST ANNOUNCES 45% INCREASE IN CORE EARNINGS

Pine Bluff, AR – Simmons First National Corporation (NASDAQ-GS: SFNC) today announced record core earnings of $10.7 million for the third quarter of 2014, an increase of $3.3 million, or 45.0%, compared to the same quarter last year. Diluted core earnings per share were a record $0.63, an increase of $0.18, or 40.0%. Core earnings exclude $1.9 million in net after-tax expenses. Including the non-core items, net income was $8.8 million and diluted earnings per share were $0.52.

Year-to-date core earnings were $27.3 million, an increase of $7.5 million, or 37.6%, compared to the same period of 2013. Year-to-date diluted core earnings per share were $1.65, an increase of $0.44, or 36.4%. Year-to-date net income was $23.0 million, or $1.39 diluted earnings per share.

“We are pleased with the financial results from another active quarter. We closed our acquisition of Delta Trust & Bank at the end of August and have our systems conversion scheduled tomorrow. We completed our legacy charter consolidation into Simmons Bank, and again reported record core earnings and record core earnings per share,” commented George A. Makris, Jr., Chairman and CEO.

Loans

Total loans, including those acquired, were $2.8 billion at September 30, 2014, an increase of $799 million, or 40.8%, compared to the same period in 2013. Acquired loans increased by $577 million, net of discounts, while legacy loans (all loans excluding acquired loans) grew $222 million, or 12.8%. “We remain encouraged by the consistent double digit legacy loan growth we have seen this year. We continue to achieve nice loan growth in virtually every market we serve, specifically in St. Louis, Wichita, Central Arkansas and in our national equipment finance program,” added Makris.

Deposits

At September 30, 2014, total deposits were $3.9 billion, an increase of $1.1 billion, or 37.7%, compared to the same period in 2013. Total non-time deposits totaled $2.9 billion, or 73% of total deposits.

Net Interest Income

The Company’s net interest income for the third quarter of 2014 was $41.8 million, an increase of $10.2 million, or 32.3%, from the same period of 2013. This increase was driven by growth in the legacy loan portfolio and earning assets acquired through the Metropolitan and Delta Trust transactions. Net interest margin was 4.36% for the quarter ended September 30, 2014, a 9 basis point increase from the same quarter of 2013. Included in interest income for both periods was the additional yield accretion recognized as a result of updated estimates of the cash flows of the loan pools acquired in the Company’s FDIC-assisted transactions. Each quarter, the Company estimates the cash flows expected to be collected from the acquired loan pools, and adjustments may or may not be required. The cash flows estimate has increased based on payment histories and reduced loss expectations of the loan pools. This resulted in increased interest income that is spread on a level-yield basis over the remaining expected lives of the loan pools. The increases in expected cash flows also reduce the amount of expected reimbursements under the loss sharing agreements with the FDIC, which are recorded as indemnification assets.

The impact of the adjustments on the Company’s financial results for the current reporting period is shown below:

	Three Months Ended		Nine Months Ended
(In thousands)	September 30		September 30
	2014	2013	2014	2013
Impact on net interest income	$4,974	$4,005	$18,216	$10,102
Non-interest income	(3,724)	(3,844)	(17,570)	(9,734)
Net impact to pre-tax income	$1,250	$161	$646	$368

Because these adjustments will be recognized over the remaining lives of the loan pools and the remainder of the loss sharing agreements, respectively, they will impact future periods as well. The current estimate of the remaining accretable yield adjustment that will positively impact interest income is $19.3 million and the remaining adjustment to the indemnification assets that will reduce non-interest income is $10.5 million. Of the remaining adjustments, we expect to recognize $3.6 million of interest income and a $2.9 million reduction of non-interest income, for a net increase to pre-tax income of approximately $0.7 million during the remainder of 2014. The accretable yield adjustments recorded in future periods will change as the Company continues to evaluate expected cash flows from the acquired loan pools.

Non-Interest Income

Non-interest income for the third quarter was $16.0 million, an increase of $5.7 million compared to the third quarter of 2013. Included in non-interest income were $0.9 million in gains from the sale of branches that were closed as part the integration of Metropolitan and $0.8 million from the recovery of Metropolitan loans that were charged off prior to acquisition. The remaining increase in non-interest income was primarily due to additional trust income, service charge and fee income and mortgage lending income resulting from the Metropolitan and Delta Trust acquisitions.

Non-Interest Expense

Non-interest expense for the second quarter of 2014 was $44.4 million, an increase of $13.5 million compared to the same period in 2013. Due to the closing of the Delta Trust acquisition during the quarter, merger related costs for the quarter exceeded those of the same period last year by $3.4 million. Also included in the quarter were $196 thousand of charter consolidation costs from the systems conversion of the three remaining subsidiary banks that were merged into Simmons First National Bank in August. OREO expense increase by $1.5 million, primarily from the write-down of OREO properties to updated appraised values and from property taxes on acquired OREO. The remaining increase in non-interest expense was primarily due to incremental operating expenses of acquired Metropolitan and Delta Trust locations.

Asset Quality

Beginning in 2010, the Company has acquired loans and foreclosed real estate (“OREO”) through FDIC-assisted acquisitions. Through the loss share provisions of the purchase and assumption agreements, the FDIC agreed to reimburse the Company for 80% of the losses incurred on the disposition of covered loans and OREO. The acquired loans and OREO and any related FDIC loss share indemnification asset were presented in the Company's financial reports with a carrying value equal to the discounted net present value of expected future proceeds. At September 30, 2014, acquired loans covered by loss share were carried at $118 million, OREO covered by loss share was carried at $15 million and the FDIC loss share indemnification asset was carried at $26 million. Acquired loans and OREO not covered by loss share were carried at $676 million and $38 million, respectively. As a result of using the discounted net present value method of valuing these assets, and due to the significant protection against possible losses provided by the FDIC loss share indemnification, all acquired assets, with the exception of OREO not covered by loss share, are excluded from the computations of the asset quality ratios for the legacy loan portfolio, except for their inclusion in total assets.

“It is important to remember that the acquired non-covered loans are protected by a credit mark and the acquired covered loans are protected by a credit mark and 80% loss coverage by the FDIC,” explained Makris. “At September 30, 2014, the allowance for loan losses was $27.1 million and the loan credit mark was $93.9 million, for a total of $121.0 million of coverage. This equates to a total coverage ratio of 4.2% of gross loans. The ratio of credit mark to acquired loans was 10.6%.” The Company's allowance for loan losses at September 30, 2014, was 1.38% of total loans and 227% of non-performing loans. Non-performing loans as a percent of total loans were 0.61%. Non-performing assets decreased $1.9 million from the previous quarter to $62.8 million. Through the third quarter of 2014, the year-to-date annualized net charge-off ratio, excluding credit cards, was 0.19%, and the year-to-date annualized credit card charge-off ratio was 1.22%.

Capital

At September 30, 2014, stockholders' equity was $483 million, book value per share was $26.82 and tangible book value per share was $19.72. The Company's ratio of stockholders' equity to total assets was 10.3% and its ratio of tangible common equity to tangible assets was 7.8%.

Simmons First National Corporation

Simmons First National Corporation is an Arkansas based financial holding company with total assets of $4.7 billion and conducting financial operations throughout Arkansas, Kansas and Missouri. The Company's common stock trades on the NASDAQ Global Select Market under the symbol "SFNC".

Conference Call

Management will conduct a conference call to review this information beginning at 3:00 p.m. Central Time on Thursday, October 23, 2014. Interested persons can listen to this call by dialing toll-free 1-866-298-7926 (United States and Canada only) and asking for the Simmons First National Corporation conference call, conference ID 17056028. In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsfirst.com.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance. These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant activities or nonrecurring transactions. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Forward Looking Statements

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:

DAVID W. GARNER

Executive Vice President and Investor Relations Officer

Simmons First National Corporation

(870) 541-1000

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2014	2014	2014	2013	2013
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$73,554	$44,805	$48,018	$69,827	$37,752
Interest bearing balances due from banks	210,742	377,855	474,118	469,553	320,368
Federal funds sold	10,000	-	-	-	18,365
Cash and cash equivalents	294,296	422,660	522,136	539,380	376,485
Investment securities - held-to-maturity	822,730	799,963	776,615	745,688	581,768
Investment securities - available-for-sale	317,473	270,336	264,974	212,277	179,937
Mortgage loans held for sale	22,003	20,409	16,717	9,494	10,605
Assets held in trading accounts	6,819	6,881	6,865	8,978	8,744
Loans:
Legacy loans	1,963,378	1,868,842	1,779,609	1,742,638	1,741,161
Allowance for loan losses	(27,076)	(27,530)	(26,983)	(27,442)	(27,533)
Loans acquired, not covered by FDIC loss share
(net of discount)	676,056	398,967	450,289	515,644	68,133
Loans acquired, covered by FDIC loss share (net of discount)	118,158	121,524	137,879	146,653	148,884
Net loans	2,730,516	2,361,803	2,340,794	2,377,493	1,930,645
FDIC indemnification asset	25,694	30,508	39,239	48,791	61,500
Premises and equipment	115,639	113,541	111,888	119,614	87,065
Premises held for sale	15,856	14,145	23,779	19,466	-
Foreclosed assets not covered by FDIC loss share	50,770	53,342	57,476	64,820	26,203
Foreclosed assets covered by FDIC loss share	15,212	16,951	18,171	20,585	23,260
Interest receivable	18,006	14,254	15,102	15,654	15,635
Bank owned life insurance	75,357	61,115	60,714	60,384	60,040
Goodwill	109,859	78,529	78,529	78,906	60,605
Other intangible assets	17,947	14,094	14,519	14,972	5,420
Other assets	51,682	47,310	49,129	46,598	13,797
Total assets	$4,689,859	$4,325,841	$4,396,647	$4,383,100	$3,441,709

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$884,064	$838,543	$838,050	$718,438	$580,063
Interest bearing transaction accounts and savings deposits	1,984,422	1,784,040	1,793,330	1,862,618	1,453,139
Time deposits less than $100,000	565,957	559,597	589,798	611,729	454,325
Time deposits greater than $100,000	474,472	459,545	485,870	504,782	351,271
Total deposits	3,908,915	3,641,725	3,707,048	3,697,567	2,838,798
Federal funds purchased and securities sold
under agreements to repurchase	112,977	98,226	104,643	107,887	62,311
Other borrowings	123,396	115,602	116,970	117,090	75,987
Subordinated debentures	20,620	20,620	20,620	20,620	20,620
Accrued interest and other liabilities	41,309	35,533	40,694	36,104	40,959
Total liabilities	4,207,217	3,911,706	3,989,975	3,979,268	3,038,675

Stockholders' equity:
Common stock	180	163	163	162	162
Surplus	155,592	90,010	89,274	88,095	87,279
Undivided profits	328,822	325,371	319,354	318,577	318,194
Accumulated other comprehensive income
Unrealized appreciation on AFS securities	(1,952)	(1,409)	(2,119)	(3,002)	(2,601)
Total stockholders' equity	482,642	414,135	406,672	403,832	403,034
Total liabilities and stockholders' equity	$4,689,859	$4,325,841	$4,396,647	$4,383,100	$3,441,709

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2014	2014	2014	2013	2013
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$50,980	$44,671	$68,770	$50,473	$39,067
Interest bearing balances due from banks	288,258	456,931	507,936	428,551	365,504
Federal funds sold	6,794	985	385	2,616	3,719
Cash and cash equivalents	346,032	502,587	577,091	481,640	408,290
Investment securities - held-to-maturity	810,085	782,900	749,126	657,736	567,579
Investment securities - available-for-sale	300,927	265,194	223,203	220,292	178,351
Mortgage loans held for sale	24,942	15,299	6,668	6,666	12,171
Assets held in trading accounts	6,841	6,850	7,212	8,881	8,731
Loans:
Legacy loans	1,917,155	1,817,429	1,719,294	1,734,469	1,705,204
Allowance for loan losses	(27,470)	(27,287)	(27,771)	(27,806)	(27,735)
Loans acquired, not covered by FDIC loss share
(net of discount)	481,658	418,515	505,031	261,577	61,372
Loans acquired, covered by FDIC loss share (net of discount)	119,372	128,099	142,777	145,742	156,392
Net loans	2,490,715	2,336,756	2,339,331	2,113,982	1,895,233
FDIC indemnification asset	28,311	35,940	46,154	57,587	65,478
Premises and equipment	115,577	112,994	119,626	87,310	88,044
Premises held for sale	12,521	21,142	19,514	212	-
Foreclosed assets not covered by FDIC loss share	51,097	55,304	63,453	50,680	27,368
Foreclosed assets covered by FDIC loss share	16,073	18,330	19,901	22,529	22,392
Interest receivable	15,743	15,076	14,882	15,707	13,739
Bank owned life insurance	63,798	60,895	60,552	60,209	59,878
Goodwill	88,590	78,529	78,901	60,804	60,605
Other intangible assets	15,321	14,299	14,765	5,526	3,439
Other assets	52,234	48,583	45,458	33,324	12,122
Total assets	$4,438,807	$4,370,678	$4,385,837	$3,883,085	$3,423,420

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$828,340	$823,552	$735,101	$665,644	$559,461
Interest bearing transaction accounts and savings deposits	1,869,095	1,810,436	1,854,510	1,620,244	1,444,058
Time deposits less than $100,000	555,837	577,856	601,046	517,603	461,101
Time deposits greater than $100,000	457,489	472,009	495,574	409,361	358,307
Total deposits	3,710,761	3,683,853	3,686,231	3,212,852	2,822,927
Federal funds purchased and securities sold
under agreements to repurchase	108,357	101,537	115,018	98,359	67,924
Other borrowings	117,664	116,082	117,588	108,693	75,704
Subordinated debentures	20,620	20,620	20,620	20,620	20,620
Accrued interest and other liabilities	38,950	34,637	36,967	33,117	31,867
Total liabilities	3,996,352	3,956,729	3,976,424	3,473,641	3,019,042
Total stockholders' equity	442,455	413,949	409,413	409,444	404,378
Total liabilities and stockholders' equity	$4,438,807	$4,370,678	$4,385,837	$3,883,085	$3,423,420

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2014	2014	2014	2013	2013
(in thousands, except per share data)
INTEREST INCOME
Legacy loans	$23,841	$22,733	$21,554	$22,463	$22,332
Loans acquired	16,241	15,889	18,577	16,151	8,283
Federal funds sold	12	2	1	5	6
Investment securities	4,717	4,766	4,549	3,951	3,428
Mortgage loans held for sale	269	168	69	72	122
Assets held in trading accounts	3	5	5	6	6
Interest bearing balances due from banks	132	279	279	251	234
TOTAL INTEREST INCOME	45,215	43,842	45,034	42,899	34,411
INTEREST EXPENSE
Time deposits	1,461	1,515	1,577	1,479	1,392
Other deposits	771	720	692	646	601
Federal funds purchased and securities
sold under agreements to repurchase	55	31	53	55	46
Other borrowings	996	988	1,010	929	646
Subordinated debentures	160	160	157	161	162
TOTAL INTEREST EXPENSE	3,443	3,414	3,489	3,270	2,847
NET INTEREST INCOME	41,772	40,428	41,545	39,629	31,564
Provision for loan losses	1,128	1,602	908	1,084	1,081
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	40,644	38,826	40,637	38,545	30,483
NON-INTEREST INCOME
Trust income	1,838	1,553	1,537	1,608	1,448
Service charges on deposit accounts	6,238	6,792	6,068	5,497	4,603
Other service charges and fees	808	859	823	1,164	728
Mortgage lending income	1,812	1,262	810	916	1,122
Investment banking income	284	154	181	421	240
Credit card fees	5,769	5,801	5,643	4,592	4,400
Bank owned life insurance income	411	377	330	347	328
Gain on sale of securities, net	(18)	38	-	42	-
Net (loss) gain on assets covered by FDIC loss share agreements	(3,744)	(6,268)	(7,370)	(7,988)	(3,443)
Other income	2,637	4,820	1,176	1,118	887
TOTAL NON-INTEREST INCOME	16,035	15,388	9,198	7,717	10,313
NON-INTEREST EXPENSE
Salaries and employee benefits	20,892	20,982	22,464	19,933	17,701
Occupancy expense, net	3,204	3,285	3,890	2,544	2,485
Furniture and equipment expense	2,363	2,215	2,014	2,257	1,613
Other real estate and foreclosure expense	1,864	375	873	562	385
Deposit insurance	877	1,085	668	620	595
Merger related costs	3,628	1,354	1,272	6,413	190
Other operating expenses	11,526	10,546	13,370	9,349	7,934
TOTAL NON-INTEREST EXPENSE	44,354	39,842	44,551	41,678	30,903
NET INCOME BEFORE INCOME TAXES	12,325	14,372	5,284	4,584	9,893
Provision for income taxes	3,537	4,464	932	798	2,961
NET INCOME	$8,788	$9,908	$4,352	$3,786	$6,932
BASIC EARNINGS PER SHARE	$0.52	$0.61	$0.27	$0.23	$0.43
DILUTED EARNINGS PER SHARE	$0.52	$0.60	$0.27	$0.23	$0.43

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Year-to-Date
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2014	2014	2014	2013	2013
(in thousands, except per share data)
INTEREST INCOME
Legacy loans	$68,124	$44,285	$21,554	$88,594	$66,129
Loans acquired	50,710	34,468	18,577	39,577	23,428
Federal funds sold	16	3	1	19	14
Investment securities	14,032	9,315	4,549	13,300	9,349
Mortgage loans held for sale	506	237	69	467	395
Assets held in trading accounts	13	10	5	29	23
Interest bearing balances due from banks	691	558	279	1,127	875
TOTAL INTEREST INCOME	134,092	88,876	45,034	143,113	100,213
INTEREST EXPENSE
Time deposits	4,552	3,091	1,577	5,938	4,460
Other deposits	2,185	1,414	692	2,461	1,814
Federal funds purchased and securities
sold under agreements to repurchase	194	84	53	219	165
Other borrowings	2,995	1,998	1,010	3,001	2,072
Subordinated debentures	477	317	157	644	483
TOTAL INTEREST EXPENSE	10,403	6,904	3,489	12,263	8,994
NET INTEREST INCOME	123,689	81,972	41,545	130,850	91,219
Provision for loan losses	3,638	2,510	908	4,118	3,034
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	120,051	79,462	40,637	126,732	88,185
NON-INTEREST INCOME
Trust income	4,929	3,091	1,537	5,842	4,234
Service charges on deposit accounts	19,098	12,860	6,068	18,815	13,318
Other service charges and fees	2,490	1,684	823	3,458	2,294
Mortgage lending income	3,885	2,074	810	4,592	3,677
Investment banking income	620	336	181	1,811	1,390
Credit card fees	17,213	11,444	5,643	17,372	12,779
Bank owned life insurance income	1,117	705	330	1,319	974
Gain on sale of securities, net	20	38	-	(151)	(193)
Net (loss) gain on assets covered by FDIC loss share agreements	(17,303)	(13,639)	(7,370)	(16,188)	(8,200)
Other income	8,619	5,984	1,176	3,746	2,626
TOTAL NON-INTEREST INCOME	40,688	24,577	9,198	40,616	32,899
NON-INTEREST EXPENSE
Salaries and employee benefits	64,338	43,447	22,464	74,078	54,146
Occupancy expense, net	10,338	7,155	3,890	10,034	7,490
Furniture and equipment expense	6,592	4,229	2,014	7,623	5,367
Other real estate and foreclosure expense	3,112	1,248	873	1,337	775
Deposit insurance	2,630	1,753	668	2,482	1,862
Merger related costs	6,255	2,627	1,272	6,376	(37)
Other operating expenses	35,492	23,923	13,370	32,882	23,529
TOTAL NON-INTEREST EXPENSE	128,757	84,382	44,551	134,812	93,132
NET INCOME BEFORE INCOME TAXES	31,982	19,657	5,284	32,536	27,952
Provision for income taxes	8,933	5,396	932	9,305	8,507
NET INCOME	$23,049	$14,261	$4,352	$23,231	$19,445
BASIC EARNINGS PER SHARE	$1.40	$0.88	$0.27	$1.42	$1.19
DILUTED EARNINGS PER SHARE	$1.39	$0.87	$0.27	$1.42	$1.19

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2014	2014	2014	2013	2013
($ in thousands)
Tier 1 capital
Stockholders' equity	$482,642	$414,135	$406,672	$403,832	$403,034
Trust preferred securities, net allowable	20,000	20,000	20,000	20,000	20,000
Disallowed intangible assets, net of deferred tax	(109,698)	(74,003)	(74,477)	(75,501)	(49,727)
Unrealized gain on AFS securities	1,952	1,409	2,119	3,002	2,601

Total Tier 1 capital	394,896	361,541	354,314	351,333	375,908

Tier 2 capital
Qualifying unrealized gain on AFS equity securities	-	47	42	45	40
Qualifying allowance for loan losses	29,167	29,621	28,846	28,967	25,633

Total Tier 2 capital	29,167	29,668	28,888	29,012	25,673

Total risk-based capital	$424,063	$391,209	$383,202	$380,345	$401,581

Risk weighted assets	$3,063,801	$2,652,474	$2,651,970	$2,697,630	$2,047,198

Adjusted average assets for leverage ratio	$4,331,488	$4,299,379	$4,315,279	$3,811,793	$3,378,676

Ratios at end of quarter
Equity to assets	10.29%	9.57%	9.25%	9.21%	11.71%
Tangible common equity to tangible assets	7.78%	7.59%	7.29%	7.23%	9.98%
Tier 1 leverage ratio	9.12%	8.41%	8.21%	9.22%	11.13%
Tier 1 risk-based capital ratio	12.89%	13.63%	13.36%	13.02%	18.36%
Total risk-based capital ratio	13.84%	14.75%	14.45%	14.10%	19.62%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2014	2014	2014	2013	2013
(in thousands)
Legacy Loan Portfolio - End of Period (1)
Consumer
Credit cards	$175,822	$176,239	$172,609	$184,935	$177,463
Student loans	-	398	24,415	25,906	28,392
Other consumer	105,508	105,998	104,185	98,851	101,399
Total consumer	281,330	282,635	301,209	309,692	307,254
Real Estate
Construction	163,364	163,412	168,147	146,458	161,024
Single-family residential	436,925	417,187	402,588	392,285	375,703
Other commercial	681,848	653,734	644,772	626,333	602,463
Total real estate	1,282,137	1,234,333	1,215,507	1,165,076	1,139,190
Commercial
Commercial	249,186	233,510	186,303	164,329	154,508
Agricultural	145,157	111,567	72,239	98,886	135,633
Total commercial	394,343	345,077	258,542	263,215	290,141
Other	5,568	6,796	4,351	4,655	4,576
Total Loans	$1,963,378	$1,868,841	$1,779,609	$1,742,638	$1,741,161

(1) Excludes all acquired loans, including those covered by FDIC loss share agreements.

Investment Securities - End of Period
Held-to-Maturity
U.S. Government agencies	$455,827	$449,201	$425,616	$395,198	$313,052
Mortgage-backed securities	30,954	32,204	33,323	34,425	41
State and political subdivisions	335,329	317,938	317,056	315,445	268,055
Other securities	620	620	620	620	620
Total held-to-maturity	822,730	799,963	776,615	745,688	581,768
Available-for-Sale
U.S. Treasury	$3,991	$3,994	$3,981	$3,985	$-
U.S. Government agencies	280,321	238,411	231,949	178,217	163,127
Mortgage-backed securities	32	1,958	1,833	1,891	1,994
State and political subdivisions	8,903	6,920	7,367	7,861	1,263
FHLB stock	5,623	4,966	5,168	6,002	5,085
Other securities	18,603	14,087	14,676	14,321	8,468
Total available-for-sale	317,473	270,336	264,974	212,277	179,937
Total investment securities	$1,140,203	$1,070,299	$1,041,589	$957,965	$761,705
Fair value - HTM investment securities	$825,584	$802,597	$771,114	$731,705	$570,703

Investment Securities - QTD Average
Taxable securities	$781,685	$722,084	$649,329	$583,389	$490,801
Tax exempt securities	329,327	326,010	323,000	294,639	255,129
Total investment securities - QTD average	$1,111,012	$1,048,094	$972,329	$878,028	$745,930

Simmons First National Corporation				SFNC
Consolidated Loans and Credit Coverage
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2014	2014	2014	2013
($ in thousands)
LOANS
Legacy loans	$1,963,378	$1,868,841	$1,779,609	$1,742,638
Allowance for loan losses	(27,076)	(27,530)	(26,983)	(27,442)
Legacy loans (net of allowance)	1,936,302	1,841,311	1,752,626	1,715,196
Loans acquired, not covered by FDIC loss share	733,914	445,515	495,915	566,895
Credit discount	(57,858)	(46,548)	(45,626)	(51,251)
Loans acquired, not covered (net of discount)	676,056	398,967	450,289	515,644
Loans acquired, covered by FDIC loss share	154,183	163,775	188,755	209,459
Credit discount	(36,025)	(42,251)	(50,876)	(62,806)
Loans acquired, covered (net of discount)	118,158	121,524	137,879	146,653
Net loans	$2,730,516	$2,361,802	$2,340,794	$2,377,493

Loan Coverage Ratios
Allowance for loan losses to legacy loans	1.38%	1.47%	1.52%	1.57%

Discount for credit losses on loans acquired, not covered,
to total loans acquired, not covered, plus discount for
credit losses on loans acquired, not covered	7.88%	10.45%	9.20%	9.04%

Discount for credit losses on loans acquired, covered,
to total loans acquired, covered, plus discount for
credit losses on loans acquired, covered	23.37%	25.80%	26.95%	29.98%

Total allowance and credit coverage	4.24%	4.69%	5.01%	5.62%

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2014	2014	2014	2013	2013
($ in thousands)
Allowance for Loan Losses
Balance, beginning of quarter	$27,530	$26,983	$27,442	$27,533	$27,398
Loans charged off
Credit cards	788	725	816	841	770
Other consumer	648	426	148	428	449
Real estate	534	1,144	1,035	255	247
Commercial	474	186	82	133	20
Total loans charged off	2,444	2,481	2,081	1,657	1,486

Recoveries of loans previously charged off
Credit cards	190	215	271	226	235
Other consumer	122	133	121	166	114
Real estate	379	1,062	308	78	151
Commercial	171	16	14	12	40
Total recoveries	862	1,426	714	482	540
Net loans charged off	1,582	1,055	1,367	1,175	946
Provision for loan losses	1,128	1,602	908	1,084	1,081
Balance, end of quarter	$27,076	$27,530	$26,983	$27,442	$27,533

Non-performing assets (1) (2)
Non-performing loans
Nonaccrual loans
Real estate	$9,374	$8,166	$8,075	$4,799	$4,157
Commercial	1,174	1,110	1,054	495	525
Consumer	664	877	883	967	1,293
Total nonaccrual loans	11,212	10,153	10,012	6,261	5,975
Loans past due 90 days or more
Government guaranteed student loans	-	323	1,965	2,264	2,966
Other loans	713	757	517	687	725
Total loans past due 90 days or more	713	1,080	2,482	2,951	3,691
Total non-performing loans	11,925	11,233	12,494	9,212	9,666
Other non-performing assets
Foreclosed assets held for sale	13,167	16,745	17,357	19,361	20,493
Acquired foreclosed assets held for sale, not covered
by FDIC loss share agreements	37,603	36,597	40,119	45,459	5,710
Other non-performing assets	72	80	60	75	60
Total other non-performing assets	50,842	53,422	57,536	64,895	26,263
Total non-performing assets	$62,767	$64,655	$70,030	$74,107	$35,929
Performing TDRs (troubled debt restructurings)	$2,234	$2,776	$8,655	$9,497	$9,584

Ratios (1) (2)
Allowance for loan losses to total loans	1.38%	1.47%	1.52%	1.57%	1.58%
Allowance for loan losses to non-performing loans	227%	245%	216%	298%	285%
Non-performing loans to total loans	0.61%	0.60%	0.70%	0.53%	0.56%
Non-performing assets (including performing TDRs)
to total assets	1.39%	1.56%	1.79%	1.91%	1.32%
Non-performing assets to total assets	1.34%	1.49%	1.59%	1.69%	1.04%
Non-performing assets to total assets
(excluding Gov't guaranteed student loans)	1.34%	1.49%	1.55%	1.64%	0.96%
Annualized net charge offs to total loans	0.33%	0.23%	0.32%	0.27%	0.22%
Annualized net credit card charge offs to
total credit card loans	1.31%	1.14%	1.20%	1.31%	1.21%
Annualized net charge offs to total loans
(excluding credit cards)	0.22%	0.13%	0.22%	0.14%	0.11%
Past due loans >30 days (excluding nonaccrual)	0.33%	0.34%	0.61%	0.57%	0.62%
Past due loans >30 days (excluding nonaccrual)
(excluding Gov't guaranteed student loans)	0.33%	0.32%	0.45%	0.41%	0.36%

(1)	Excludes all acquired loans, including those covered by FDIC loss share agreements, except for their inclusion in total assets.
(2)	Excludes acquired foreclosed assets covered by FDIC loss share agreements, except for their inclusion in total assets.

Simmons First National Corporation					SFNC
Consolidated - Net Interest Income Analysis
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2014	2014	2014	2013	2013

ASSETS

Earning Assets
Interest bearing balances due from banks	0.18%	0.24%	0.22%	0.23%	0.25%
Investment securities	2.29%	2.47%	2.60%	2.44%	2.52%
Mortgage loans held for sale	4.28%	4.40%	4.20%	4.29%	3.98%
Assets held in trading accounts	0.17%	0.29%	0.28%	0.27%	0.27%
Loans, including acquired loans	6.32%	6.55%	6.88%	7.16%	6.32%
Total interest earning assets	4.71%	4.69%	4.91%	5.08%	4.63%

LIABILITIES

Interest bearing liabilities
Interest bearing transaction and
savings accounts	0.16%	0.16%	0.15%	0.16%	0.17%
Time deposits	0.57%	0.58%	0.58%	0.63%	0.67%
Total interest bearing deposits	0.31%	0.31%	0.31%	0.33%	0.35%
Federal funds purchased and securities
sold under agreement to repurchase	0.20%	0.12%	0.19%	0.22%	0.27%
Other borrowings	3.36%	3.41%	3.48%	3.39%	3.39%
Subordinated debentures	3.08%	3.11%	3.09%	3.10%	3.12%
Total interest bearing liabilities	0.44%	0.44%	0.44%	0.47%	0.47%

NET INTEREST MARGIN/SPREAD

Net interest spread	4.27%	4.25%	4.47%	4.61%	4.16%
Net interest margin - quarter-to-date	4.36%	4.34%	4.54%	4.70%	4.27%
Net interest margin - year-to-date	4.41%	4.44%	4.54%	4.21%	4.08%

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2014	2014	2014	2013	2013
($ in thousands, except share data)
QUARTER-TO-DATE
Diluted earnings per share	$0.52	$0.60	$0.27	$0.23	$0.43
Core earnings (excludes nonrecurring items) (non-GAAP)	10,684	9,153	7,482	7,749	7,371
Diluted core earnings per share (non-GAAP)	0.63	0.56	0.46	0.48	0.45
Cash dividends declared per common share	0.22	0.22	0.22	0.21	0.21
Cash dividends declared - amount	3,954	3,589	3,575	3,403	3,401
Return on average stockholders' equity	7.88%	9.60%	4.31%	3.67%	6.80%
Return on tangible equity	10.62%	12.72%	5.94%	4.51%	8.18%
Return on average assets	0.79%	0.91%	0.40%	0.39%	0.80%
Net interest margin (FTE)	4.36%	4.34%	4.54%	4.70%	4.27%
FTE adjustment - investments	1,695	1,687	1,682	1,442	1,313
FTE adjustment - loans	7	8	10	17	11
Amortization of intangibles	454	452	453	192	135
Amortization of intangibles, net of taxes	276	275	275	117	82
Average shares outstanding	16,873,504	16,318,003	16,270,149	16,210,480	16,220,199
Average earning assets	3,956,032	3,892,202	3,861,632	3,466,530	3,059,023
Average interest bearing liabilities	3,129,062	3,098,540	3,204,356	2,774,880	2,427,714

YEAR-TO-DATE
Diluted earnings per share	$1.39	$0.87	$0.27	$1.42	$1.19
Core earnings (excludes nonrecurring items) (non-GAAP)	27,319	16,635	7,482	27,612	19,863
Diluted core earnings per share (non-GAAP)	1.65	1.02	0.46	1.69	1.21
Cash dividends declared per common share	0.66	0.44	0.22	0.84	0.63
Cash dividends declared - amount	11,118	7,164	3,575	13,707	10,304
Return on average stockholders' equity	7.30%	6.95%	4.31%	5.33%	6.39%
Return on tangible equity	9.82%	9.33%	5.94%	6.36%	7.68%
Return on average assets	0.70%	0.65%	0.40%	0.64%	0.75%
Net interest margin (FTE)	4.41%	4.44%	4.54%	4.21%	4.08%
FTE adjustment - investments	5,064	3,369	1,682	4,900	3,458
FTE adjustment - loans	25	18	10	51	34
Amortization of intangibles	1,359	905	453	601	409
Amortization of intangibles, net of taxes	826	550	275	365	248
Average shares outstanding	16,489,429	16,294,208	16,270,149	16,339,335	16,382,758
Average diluted shares outstanding	16,532,689	16,336,901	16,309,868	16,352,167	16,388,393
Average earning assets	3,903,290	3,876,918	3,861,632	3,224,094	3,105,706
Average interest bearing liabilities	3,143,984	3,151,446	3,204,356	2,551,653	2,477,899

END OF PERIOD
Book value per share	$26.82	$25.36	$24.93	$24.89	$24.88
Tangible book value per share	19.72	19.69	19.23	19.10	20.80
Shares outstanding	17,992,261	16,331,341	16,311,263	16,226,256	16,198,964
Full-time equivalent employees	1,397	1,281	1,321	1,343	1,097
Total number of ATM's	129	120	120	157	106
Total number of financial centers	113	104	104	131	87
Parent company only - investment in subsidiaries	516,801	449,591	453,067	452,688	371,531
Parent company only - intangible assets	133	133	133	133	133

Simmons First National Corporation					SFNC
Consolidated - Reconciliation of Core Earnings (non-GAAP)
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2014	2014	2014	2013	2013
(in thousands, except per share data)
QUARTER-TO-DATE
Net Income	$8,788	$9,908	$4,352	$3,786	$6,932
Nonrecurring items
Gain on sale of merchant services	-	(1,000)	-	-	-
Merger related costs	3,628	1,354	1,272	6,413	190
Branch right sizing	(705)	(2,011)	3,878	108	533
Charter consolidation costs	196	414	-	-	-
Tax effect	(1,223)	488	(2,020)	(2,558)	(284)
Net nonrecurring items	1,896	(755)	3,130	3,963	439
Core earnings (non-GAAP)	$10,684	$9,153	$7,482	$7,749	$7,371

Diluted earnings per share	$0.52	$0.60	$0.27	$0.23	$0.43
Nonrecurring items
Gain on sale of merchant services	-	(0.06)	-	-	-
Merger related costs	0.21	0.08	0.08	0.40	0.01
Branch right sizing	(0.04)	(0.12)	0.24	0.01	0.03
Charter consolidation costs	0.01	0.03	-	-	-
Tax effect	(0.07)	0.03	(0.13)	(0.16)	(0.02)
Net nonrecurring items	0.11	(0.04)	0.19	0.25	0.02
Diluted core earnings per share (non-GAAP)	$0.63	$0.56	$0.46	$0.48	$0.45

YEAR-TO-DATE
Net Income	$23,049	$14,261	$4,352	$23,231	$19,445
Nonrecurring items
Gain on sale of merchant services	(1,000)	(1,000)	-	-	-
Merger related costs	6,254	2,626	1,272	6,376	(37)
Loss on sale of securities	-	-	-	193	193
Branch right sizing	1,162	1,867	3,878	641	533
Charter consolidation costs	610	414	-	-	-
Tax effect	(2,745)	(1,533)	(2,020)	(2,829)	(271)
Net nonrecurring items	4,281	2,374	3,130	4,381	418
Core earnings (non-GAAP)	$27,330	$16,635	$7,482	$27,612	$19,863

Diluted earnings per share	$1.39	$0.87	$0.27	$1.42	$1.19
Nonrecurring items
Gain on sale of merchant services	(0.06)	(0.06)	-	-	-
Merger related costs	0.37	0.16	0.08	0.39	(0.01)
Loss on sale of securities	-	-	-	0.01	0.01
Branch right sizing	0.08	0.12	0.24	0.04	0.03
Charter consolidation costs	0.04	0.03	-	-	-
Tax effect	(0.17)	(0.10)	(0.13)	(0.17)	(0.01)
Net nonrecurring items	0.26	0.15	0.19	0.27	0.02
Diluted core earnings per share (non-GAAP)	$1.65	$1.02	$0.46	$1.69	$1.21